September 10, 2012

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Baron Small Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Third Avenue Value Fund

Touchstone Large Cap Core Equity Fund

Touchstone High Yield Fund

Touchstone Core Bond Fund

Touchstone Money Market Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Touchstone Aggressive ETF Fund

Touchstone Enhanced ETF Fund

Supplement to the Statement of Additional Information Dated April 30, 2012 (“SAI”)

Effective September 6, 2012, Michael R. Moser replaced Joseph Melcher as Chief Compliance Officer of Touchstone Variable Series Trust.  The following replaces the information on pages 64-65 relating to the Chief Compliance Officer:

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. Moser Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-SAI-1209